997 P3 07/19

SUPPLEMENT DATED JULY 19, 2019

TO THE PROSPECTUS DATED DECEMBER 1, 2018

OF

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

(a series of Franklin Global Trust)

The prospectus is amended as follows:

I.  The following is added to the “Fund Summary” and “Fund Details” sections of the prospectus:

On July 17, 2019, the Board of Trustees of Franklin Global Trust, on behalf of Franklin Global Listed Infrastructure Fund (Fund), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about November 6, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on August 19, 2019, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on August 19, 2019 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on August 19, 2019: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 19, 2019, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on August 19, 2019. The Fund will not accept any additional purchases after the close of market on or about November 4, 2019. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

II. The following is added to the “Fund Summary – Portfolio Managers” section of the prospectus:

Effective August 1, 2019, Wilson Magee is the sole portfolio manager of the Fund.

III.  Effective August 1, 2019, the listed portfolio managers and the paragraphs preceding and following the listed portfolio managers in the “Fund Details – Management” section of the prospectus are replaced with the following:

The Fund is managed by a dedicated professional focused on investments in domestic and foreign infrastructure-related company securities. The portfolio manager is as follows:

Wilson Magee   Portfolio Manager of FT Institutional

Mr. Magee has been a lead portfolio manager of the Fund since inception (2013). He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2010. Prior to joining Franklin Templeton, he was President and portfolio manager of Colony Investment Management. He previously was a portfolio manager at Goldman Sachs Asset Management and Grantham Mayo Van Otterloo (GMO) and an investor at AEW Capital Management.

Please keep this supplement with your prospectus for future reference.